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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2005

                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    0-24548                  63-1120122
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

                  900 West Main Street
                    Dothan, Alabama                               36301
        (Address of principal executive offices)                (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

On June 23, 2005, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.03 per share. The dividend is payable on July 26, 2005, to stockholders of record as of July 12, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     99.1   Press Release dated June 23, 2005.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MOVIE GALLERY, INC.

Date:  June 23, 2005

                                         BY: /s/ S. Page Todd
                                             -----------------------------------
                                             S. Page Todd
                                             Executive Vice President, Secretary
                                             and General Counsel

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                                INDEX TO EXHIBITS

   EXHIBIT NO.      DESCRIPTION
---------------     ------------------------------------------------------------
      99.1          Press Release dated June 23, 2005.